POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ Robert L. Crandall
                                            Robert L. Crandall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ Kenneth T. Derr
                                            Kenneth T. Derr

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 13th day of January, 2004.




                                            /s/ Charles J. DiBona
                                            Charles J. DiBona

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 13th day of January, 2004.




                                            /s/ W.R. Howell
                                            W.R. Howell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ Ray L. Hunt
                                            Ray L. Hunt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ Aylwin B. Lewis
                                            Aylwin B. Lewis

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ J. Landis Martin
                                            J. Landis Martin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 14th day of January, 2004.




                                            /s/ Jay A. Precourt
                                            Jay A. Precourt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 13th day of January, 2004.




                                            /s/ Debra L. Reed
                                            Debra L. Reed

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, C. Christopher Gaut and Margaret E. Carriere, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Exchange Act of 1934, as amended, and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Annual Reports on Form 10-K, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to the Annual Reports on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended 2002 and for all subsequent years until revoked by me, otherwise cancelled, or replaced by a new Power of Attorney and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.
         IN TESTIMONY WHEREOF, witness my hand this 13th day of January, 2004.




                                            /s/ C.J. Silas
                                            C.J. Silas